UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): March 1, 2008

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

         000-17869                                       04-2713778
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  (Commission File Number)                   (IRS Employer Identification No.)


  One Vision Drive, Natick, Massachusetts                          01760-2059
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  (Address of Principal Executive Offices)                         (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 1, 2008, Cognex Corporation (the "Company") entered into Indemnification Agreements with its Directors. The Indemnification Agreements require, among other matters, that the Company indemnify the Directors to the fullest extent permitted by law and advance to the Directors certain expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The indemnification and advancement of expenses provided by these Indemnification Agreements are not deemed exclusive of any other rights that the Directors may have under the Company's Articles of Organization, By-Laws or applicable law. The foregoing summary is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as
Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

On March 1, 2008, the Company's Board of Directors approved amendments to
Section 3.4 of the Company's By-Laws to explicitly provide that, in addition to traditional delivery methods, notice of a meeting of shareholders may be delivered to a shareholder by electronic transmission in a manner specified to the Company by the shareholder. The Board also amended Section 3.7 of the By-Laws to explicitly provide that a shareholder's proxy may be transmitted by facsimile or other electronic means in a manner complying with applicable law. These amendments were effective upon adoption by the Board. The full text of the amendments is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.    Description
-----------    -----------

3.1*           Amendment to By-Laws of Cognex Corporation dated March 1, 2008

10.1* Form of Indemnification Agreement with each of the Directors of Cognex Corporation

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*  Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COGNEX CORPORATION


Date: March 3, 2008                 By: /s/ Richard A. Morin
                                        --------------------
                                        Name:  Richard A. Morin
                                        Title: Senior Vice President of Finance,
                                               Chief Financial Officer, and
                                               Treasurer

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

3.1*           Amendment to By-Laws of Cognex Corporation dated March 1, 2008

10.1* Form of Indemnification Agreement with each of the Directors of Cognex Corporation

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*  Filed herewith.